Exhibit 99

LEGENDARY OUTDOOR BRANDS BASS PRO SHOPS AND CABELA’S TO COMBINE

MERGER WILL ENHANCE ABILITY TO SERVE OUTDOOR ENTHUSIASTS WITH COMPLEMENTARY PRODUCT OFFERINGS AND GEOGRAPHIC FOOTPRINTS

CABELA‘S SHAREHOLDERS WILL RECEIVE $65.50 PER SHARE IN CASH

BASS PRO SHOPS ENTERING INTO MULTI-YEAR CREDIT CARD PARTNERSHIP WITH CAPITAL ONE

BASS PRO SHOPS AND CABELA’S CLUB CUSTOMER LOYALTY PROGRAMS REMAIN UNCHANGED

Springfield, Mo. and Sidney, Neb. – October 3, 2016 – Bass Pro Shops and Cabela’s Incorporated (NYSE:CAB), two iconic American outdoor companies with similar humble origins, and with a shared goal to better serve those who love the outdoors, today announced that they have entered into a definitive agreement under which Bass Pro Shops will acquire Cabela’s for $65.50 per share in cash, representing an aggregate transaction value of approximately $5.5 billion.

In addition, upon closing Bass Pro Shops will commence a multi-year partnership agreement with Capital One, National Association, a wholly-owned national banking subsidiary of Capital One Financial Corporation (NYSE: COF), under which Capital One will originate and service the Cabela’s CLUB, Cabela’s co-branded credit card, and Bass Pro Shops will maintain a seamless integration between the credit card program and the combined companies’ retail operations and deep customer relationships. All Cabela’s CLUB points and Bass Pro Shops Outdoor Rewards points will be unaffected by the transactions and customers can continue to use their credit cards as they were prior to the transaction. Capital One intends to continue to operate the Cabela’s CLUB servicing center in Lincoln, Nebraska.

A driving force behind this agreement is the highly complementary business philosophies, product offerings, expertise and geographic footprints of the two businesses. The essence of both Bass Pro Shops and Cabela’s is a deep passion to serve outdoor enthusiasts and support conservation. The combination brings together three of the nation’s premier sporting brands: Cabela’s, a leader in hunting; Bass Pro Shops, a leader in fishing; and White River Marine Group, a worldwide leader in boating, which is part of Bass Pro Shops.

Bass Pro Shops, Cabela’s and White River Marine Group represent the best of American entrepreneurship, innovation and devotion to customers. The combined companies will strive to provide a remarkably enhanced experience for customers, increased opportunities for team members and greater support for conservation activities.

Exhibit 99

CABELA’S

Founded in 1961 by Dick, Mary and Jim Cabela, Cabela’s is a highly respected marketer of hunting, fishing, camping, shooting sports and related outdoor merchandise. Today, Cabela’s has over 19,000 “outfitters” operating 85 specialty retail stores, primarily in the western U.S. and Canada. Cabela’s stores, catalog business and e-commerce operations will blend seamlessly with Bass Pro Shops and White River Marine Group. Over the past 55 years Cabela’s has built a passionate and loyal base of millions of enthusiasts who shop both at its retail stores and online.

BASS PRO SHOPS

Bass Pro Shops, founded in 1972 by avid young angler Johnny Morris, is a leading national retailer of outdoor gear and apparel, with 99 stores and Tracker Marine Centers located primarily in the eastern part of the U.S. and Canada. Morris started the business with eight square feet of space in the back of his father’s liquor store in Springfield, Mo., the company’s sole location for the first 13 years of business. Johnny’s passion for the outdoors and his feel for the products and shopping experiences desired by outdoor enthusiasts helped transform the industry. Bass Pro Shops, which employs approximately 20,000 team members, has been named by Forbes as one of “America’s Best Employers.” The company also operates Big Cedar Lodge, America’s Premier Wilderness Resort, welcoming more than one million guests annually to Missouri’s Ozark Mountains.

WHITE RIVER MARINE GROUP

In 1978, Morris revolutionized the marine industry when he introduced the world’s first professionally rigged and nationally marketed boat, motor and trailer packages. Tracker quickly became and has remained the number one selling fishing boat brand in America for the last 37 years running. White River Marine Group offers an unsurpassed collection of industry-leading brands including Tracker Boats, Sun Tracker, Nitro, Tahoe, Regency, Mako, Ranger, Triton and Stratos.

MANAGEMENT COMMENTARY

“Today’s announcement marks an exceptional opportunity to bring together three special companies with an abiding love for the outdoors and a passion for serving sportsmen and sportswomen,” said Johnny Morris, founder and CEO of Bass Pro Shops. “The story of each of these companies could only have happened in America, made possible by our uniquely American free enterprise system. We have enormous admiration for Cabela’s, its founders and outfitters, and its loyal base of customers. We look forward to continuing to celebrate and grow the Cabela’s brand alongside Bass Pro Shops and White River as one unified outdoor family.”

“Cabela’s is pleased to have found the ideal partner in Bass Pro Shops,” said Tommy Millner, Cabela’s Chief Executive Officer. “Having undertaken a thorough strategic review, during which we assessed a wide variety of options to maximize value, the Board unanimously concluded that this combination with Bass Pro Shops is the best path forward for Cabela’s, its shareholders, outfitters and customers. In addition to providing significant immediate value to our shareholders, this partnership provides a unique platform from which our brand will be extremely well positioned to continue to serve outdoor enthusiasts worldwide for generations to come.”

Exhibit 99

“This opportunity would not be possible without the contributions of the many wonderful Cabela’s, Bass Pro Shops and White River team members,” Morris said. “All three companies are blessed to have been built by the extraordinary efforts of many tremendously talented, dedicated people throughout our respective histories, and we’re thrilled to consider what the combined team can achieve going forward.”

Following the closing of the transaction, Bass Pro Shops intends to celebrate and grow the Cabela’s brand and will build on qualities that respective customers love most about Cabela’s and Bass Pro Shops. In addition, Bass Pro Shops recognizes the strength of Cabela’s CLUB Loyalty program and intends to honor Cabela’s customer rewards and sees potential over time to expand the program in the combined company.

Bass Pro Shops appreciates and understands the deep ties between Cabela’s and the community of Sidney, Nebraska. Dick, Mary and Jim Cabela founded their company in Sidney in 1961, and the company has flourished with its base of operations there ever since. Bass Pro Shops intends to continue to maintain important bases of operations in Sidney and Lincoln and hopes to continue the very favorable connections to those communities and the Cabela’s team members residing there.

Bass Pro Shops Founder and CEO Johnny Morris will continue as CEO and majority shareholder of the new entity, which will remain a private company with a continuing long-term view of supporting the industry and conservation. Morris earned a reputation as a leading retailer and conservationist. In 2008, the National Retail Federation named him as Retail Innovator of the Year. In 2015, the same organization named him as one of 25 People Shaping the Future of Retail in America. In 2012, The Association of Fish and Wildlife Agencies named Morris Citizen Conservationist of the Year.

“Conservation is at the heart and soul of Bass Pro Shops. Bass Pro Shops and Cabela’s share a steadfast belief that the future of our industry, and the outdoor sports we all love, depends—more than anything else—on how we manage our natural resources,” said Morris. “By combining our efforts, we can have a profound positive impact on the conservation challenges of our day and help foster the next generation of outdoor enthusiasts.”

PREFERRED FINANCING

Bass Pro Shops is proud to have secured preferred equity financing from the Merchant Banking Division of Goldman Sachs and Pamplona to facilitate the transaction. Goldman Sachs has committed $1.8 billion and Pamplona has committed $600 million for a total preferred financing commitment of $2.4 billion.

The Merchant Banking Division of Goldman Sachs is one of the leading private equity investors in the world, focusing on assisting large, high-quality companies with best-in-class management teams to achieve their growth objectives. The division brings significant experience and a strong track record of success in supporting industry-leading founder-led businesses. Pamplona Capital Management is a New York and London based specialist investment manager established in 2005. Pamplona is currently managing its fourth private equity fund, Pamplona Capital Partners IV, LP, which was raised in 2014. Pamplona invests long-term capital across the capital structure of its portfolio companies in both public and private market situations.

Exhibit 99

TRANSACTION DETAILS

The transaction provides Cabela’s shareholders with a premium of 19.2% to Cabela’s closing share price on Sep. 30, 2016, the day prior to announcement of the transaction, 39.7% to the closing share price on Dec. 1, 2015, the day before Cabela’s announced its exploration of strategic alternatives and 57.1% to the 90-day volume weighted trading average prior to Dec. 1, 2015. Immediately prior to closing, Capital One will acquire certain assets and assume certain liabilities of Cabela’s World’s Foremost Bank. The cash proceeds from this transaction will remain with Cabela’s until it is acquired by Bass Pro Shops.

The transaction agreements were unanimously approved by Cabela’s Board of Directors following a comprehensive review of strategic and financial alternatives.

The transaction, which is expected to close in the first half of 2017, will be completed through a cash merger and is subject to approval by Cabela’s shareholders, as well as regulatory approvals and other customary closing conditions.

J.P. Morgan served as exclusive financial advisor to Bass Pro Shops and Latham & Watkins served as Bass Pro Shops’ legal counsel, with expert assistance from O’Melveny & Myers. Goldman, Sachs & Co. served as financial advisor to The Merchant Banking Division of Goldman Sachs and Davis Polk & Wardwell LLP served as legal advisor. Goldman, Sachs & Co. also served as advisor to Bass Pro Shops on the bank transaction, and Morrison & Foerster served as legal counsel. BofA Merrill Lynch, Wells Fargo Securities LLC, Citigroup Global Markets Inc., RBC Capital Markets, UBS Securities LLC, and Goldman Sachs are providing debt financing to support the transaction.

Guggenheim Securities served as exclusive financial advisor to Cabela’s and Sidley Austin LLP and Koley Jessen P.C., L.L.O. served as Cabela’s legal counsel.

The Kessler Group and Credit Suisse acted as financial advisers to Capital One and Wachtell, Lipton, Rosen & Katz and Chapman and Cutler acted as legal advisers.

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ADDITIONAL INFORMATION REGARDING THE TRANSACTION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of Cabela’s Incorporated (the “Company”) or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving the Company, Bass Pro Group, LLC (“Bass Pro Group”) and a wholly-owned subsidiary of Bass Pro Group. The proposed merger of the Company will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such

Exhibit 99

documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.cabelas.com under the heading “SEC Filings” in the “Investor Relations” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the definitive proxy statement and any filings with the SEC that are incorporated by reference in the definitive proxy statement by contacting the Company’s Investor Relations Department at (308) 255-7428.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended January 2, 2016 and Amendment No. 1 thereto, which were filed with the SEC on February 22, 2016 and April 29, 2016, respectively, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” that are based on the Company’s beliefs, assumptions, and expectations of future events, taking into account the information currently available to the Company. All statements other than statements of current or historical fact contained in this report are forward-looking statements. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “plan,” “confident,” and similar statements are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause the Company’s actual results, performance, or financial condition to differ materially from the expectations of future results, performance, or financial condition the Company expresses or implies in any forward-looking statements. These risks and uncertainties include, but are not limited to: the satisfaction of the conditions precedent to the consummation of the proposed merger, including, without limitation, the receipt of stockholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed merger; legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Company’s board of directors, executive officers and others following the announcement of the proposed merger; disruptions of current plans and operations caused by the announcement and pendency of the proposed merger; potential difficulties in employee retention due to the announcement and pendency of the proposed merger; the response of customers, suppliers, business partners and regulators to the announcement of the proposed merger; the state of the economy and the level of discretionary consumer spending, including changes in consumer preferences, demand for firearms and ammunition, and demographic trends; adverse changes in the capital and credit markets or the availability of capital and credit; the Company’s ability to successfully execute the Company’s omni-channel strategy; increasing competition in the outdoor sporting goods industry and for credit card products and reward programs; the cost of the Company’s products, including increases in fuel prices; the availability of the Company’s products due to

Exhibit 99

political or financial instability in countries where the goods the Company sells are manufactured; supply and delivery shortages or interruptions, and other interruptions or disruptions to the Company’s systems, processes, or controls, caused by system changes or other factors; increased or adverse government regulations, including regulations relating to firearms and ammunition; the Company’s ability to protect the Company’s brand, intellectual property, and reputation; the Company’s ability to prevent cybersecurity breaches and mitigate cybersecurity risks; the outcome of litigation, administrative, and/or regulatory matters (including the ongoing audits by tax authorities and compliance examinations by the Federal Deposit Insurance Corporation (“FDIC”)); the Company’s ability to manage credit, liquidity, interest rate, operational, legal, regulatory capital, and compliance risks; the Company’s ability to increase credit card receivables while managing credit quality; the Company’s ability to securitize the Company’s credit card receivables at acceptable rates or access the deposits market at acceptable rates; the impact of legislation, regulation, and supervisory regulatory actions in the financial services industry; and other risks, relevant factors, and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (“SEC”) (including the information set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016, and in Part II, Item 1A, of the Company’s Quarterly Report on Form 10-Q for the first quarter ended April 2, 2016), and in subsequent filings, which filings are available at the SEC’s website at www.sec.gov. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. The Company’s forward-looking statements speak only as of the date of this document. Other than as required by law, the Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

MEDIA CONTACTS

Bass Pro Shops Media Center (417) 873-4567 press@basspro.com or Sard Verbinnen & Co Bryan Locke / Debbie Miller / Jacob Crows, 312-895-4700 Emily Deissler, 212-687-8080

Cabela’s Incorporated

Corporate Communications (308) 255-1204

Media.Communications@cabelas.com

or

Joele Frank, Wilkinson Brimmer Katcher

Michael Freitag / Scott Bisang, 212-355-4449

Jed Repko / Joe Millsap, 415-869-3950

INVESTOR CONTACTS

Cabela’s Incorporated

Andrew Weingardt, 308-255-7428